UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 3, 2015

AMERICAN SCIENCE AND ENGINEERING, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	1-6549	04-2240991
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

829 Middlesex Turnpike, Billerica, Massachusetts	01821
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (978) 262-8700

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.                               DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 3, 2015, Kenneth J. Galaznik, Senior Vice President, Chief Financial Officer and Treasurer of American Science and Engineering, Inc. (the “Company”) notified the Company of his decision to retire following the end of the Company’s current fiscal year.  In order to ensure an orderly transition, the Company has initiated an active search for a Chief Financial Officer to succeed Mr. Galaznik, to include both internal and external candidates. In the interim, Mr. Galaznik will continue to serve in his current role and will be involved in the process of finding his successor.

ITEM 5.07.                               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The annual meeting of stockholders of the Company was held on September 3, 2015 (the “2015 Annual Meeting”). At the 2015 Annual Meeting, the stockholders of the Company voted on the following proposals:

1. To elect the persons named in the Company’s proxy statement to serve as directors of the Company until the next annual meeting of stockholders and until their successors are elected and qualified. Each nominee for director was elected by a vote of the stockholders as follows:

Name	For	Withheld	Broker Non-Votes
Charles P. Dougherty	5,295,429	114,273	1,021,903
Hamilton W. Helmer	5,271,303	138,399	1,021,903
Don R. Kania	5,286,387	123,315	1,021,903
John P. Sanders	5,364,373	45,329	1,021,903
Robert N. Shaddock	5,286,615	123,087	1,021,903
Mark S. Thompson	5,286,325	123,377	1,021,903
Jennifer L. Vogel	5,280,864	128,838	1,021,903

2. An advisory vote to approve named executive officer compensation. The proposal was approved by a vote of stockholders as follows:

For:	5,279,306
Against:	116,544
Abstain:	13,852
Broker Non-Votes:	1,021,903

3. To ratify the selection of the independent registered public accounting firm for the fiscal year ending March 31, 2016. The selection was ratified by a vote of stockholders as follows:

For:	6,386,183
Against:	40,568
Abstain:	4,854

ITEM 8.01.                               OTHER EVENTS

On September 10, 2015, the Company issued a press release announcing that, following his re-election to the Board of Directors (the “Board”) by the stockholders of the Company, the Board elected Hamilton W. Helmer to serve as Chair of the Board.  Dr. Helmer succeeds Denis R. Brown, who on December 1, 2014 announced his intention to retire from the Board effective the 2015 Annual Meeting.  The Board has determined that Mr. Helmer is an independent director as such term is defined in the NASDAQ Stock Market Listing Rules. A copy of the press release is filed with this report as Exhibit 99.1 and is incorporated herein by reference.  The foregoing description of the press release is qualified in its entirety by reference to such exhibit.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit Number	Description

99.1	Press Release of American Science and Engineering, Inc. dated September 10, 2015 announcing the election of Hamilton W. Helmer as Chairman of the Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SCIENCE AND ENGINEERING, INC.

Date: September 10, 2015	By:	/s/ Kenneth J. Galaznik
Kenneth J. Galaznik
Senior Vice President, CFO and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of American Science and Engineering, Inc. dated September 10, 2015 announcing the election of Hamilton W. Helmer as Chairman of the Board of Directors.